                                                                 Exhibit 10.1.18

                             SUBORDINATION AGREEMENT

                  SUBORDINATION AGREEMENT dated as of June 30, 2004 (this
"Agreement") between Ormat Technologies, Inc., a Delaware corporation (together with its successors and assigns, the "Junior Lender"), and Hudson United Bank, a bank organized under the laws of the State of New Jersey (together with its successors and assigns, "Hudson United").

                              W I T N E S S E T H :

                  WHEREAS, Ormat Nevada Inc., a Delaware corporation ("Ormat
Nevada"), is a wholly owned Subsidiary of the Junior Lender;

                  WHEREAS, Ormat Nevada is a party to the Letter of Credit and
Loan Agreement of even date herewith (as amended, supplemented or otherwise modified from time to time, the "HUB Credit Agreement") with Hudson United;

                  WHEREAS, Ormat Nevada has intercompany indebtedness to the
Junior Lender which is evidenced by the Credit Facility dated December 18, 2003 in an amount up to $80,000,000, and Ormat Nevada has proposed to incur additional intercompany indebtedness to the Junior Lender which is evidenced by the Credit Facility of even date herewith in an amount up to $78,000,000 (as amended, supplemented or otherwise modified from time to time, the "Second
Junior Credit Facility") from Ormat Nevada in favor of the Junior Lender; and

                  WHEREAS, the Junior Lender and Ormat Nevada have agreed to execute and deliver this Agreement subordinating the Junior Lender's rights with respect to the Junior Obligations (as defined below) to the rights of Hudson
United with respect to the HUB Obligations (as defined below);

                  NOW, THEREFORE, in consideration of the promises contained herein, the Junior Lender agrees as follows:

                  SECTION 1.        DEFINITIONS.

                  All capitalized terms not otherwise defined herein shall have the meanings set forth in the HUB Credit Agreement, and the rules of usage set forth therein shall apply hereto.

                  SECTION 2.        SUBORDINATION.

                 (a)  All Junior Obligations, and all rights and remedies of the
Junior Lender with respect thereto, are and shall at all times continue to be subject, subordinate and junior in right of payment in the manner provided herein to the HUB Obligations including, without limitation, all interest on the
HUB Obligations at the applicable rates stated in the HUB Credit Agreement from the date of the filing by or against Ormat Nevada of a petition under any bankruptcy, insolvency or similar law to the date of the indefeasible payment in full of the HUB Obligations, in each case whether or not such interest is an allowable claim under any such law or in any case or proceeding thereunder
("Postpetition Interest"). The term "Junior Obligations," as used in this
Agreement, shall mean the Liabilities of Ormat Nevada to the Junior Lender under the Second Junior Credit Facility (including extensions, modifications, refinancings, renewals and refundings thereof). The term "HUB Obligations," as used in this Agreement, shall mean the principal amount of and premium, if any, and interest (including, without limitation, Postpetition Interest) on all
Obligations of Ormat Nevada to Hudson United under the HUB Credit Agreement together with all fees, costs and expenses relating thereto, whether direct or contingent, now or hereafter existing, due or to become due to, or held or to be held by, Hudson United (including extensions, modifications, refinancings, renewals and refundings thereof).

                 (b)  The Junior Lender shall not receive or accept any payment on the Junior Obligations, whether as principal, premium, interest or otherwise
(including by setoff or right of recoupment) if, and for so long as, a Default has occurred under the HUB Credit Agreement or a Default would occur under the
HUB Credit Agreement as a result of any such payment, unless and until all the
HUB Obligations including, without limitation, all Post-petition Interest have been paid in full in cash.

                 (c)  Any amounts received by the Junior Lender as payment on the Junior Obligations in violation of this Agreement shall be held in trust for
Hudson United and, as soon as possible, turned over to Hudson United and applied against the HUB Obligations until the Commitment has been terminated, the HUB
Obligations have been paid in full in cash and all Letters of Credit have (at
Ormat Nevada's option or if required by the HUB Credit Agreement) been fully cash collateralized or have terminated or expired.

                 (d)  The Junior Lender will not commence any action or
proceeding against Ormat Nevada to recover all or any part of the Junior
Obligations or join with any creditor, unless Hudson United shall also have joined, in bringing against Ormat Nevada any such proceeding including, without limitation, any proceeding under any bankruptcy, insolvency or similar law or any other proceeding the result of which could give rise to an Insolvency Event until the date on which the Commitment has been terminated, the HUB Obligations have been paid in full in cash and all Letters of Credit have (at Ormat Nevada's option or if required by the HUB Credit Agreement) been fully cash collateralized or have terminated or expired.

                 (e)  Upon the occurrence of any Insolvency Event of Ormat
Nevada or in the event of a sale of all or substantially all of the assets or any other marshaling of the assets and liabilities, or any recapitalization, refinancing or reorganization of Ormat Nevada, the HUB Obligations shall first be paid in full in cash before the Junior Lender shall be entitled to receive any money, distributions or other assets in any such proceeding. In any such event, Hudson United may (without having any obligation to do so), and is hereby irrevocably authorized and granted an exclusive power (which power is coupled with an interest), but without imposing any obligation upon Hudson United, to demand, sue for, collect or receive every such payment or distribution of cash, property, stock or obligations, and to give acquittance therefor, to file claims and proofs of claim in any statutory or nonstatutory proceeding, to exercise the rights of the Junior Lender arising under or relating to the Second Junior
Credit Facility and to vote the claim under the Second Junior Credit Facility in its sole discretion in connection with any such event, including, without limitation, the right to participate in any composition of creditors and to vote at creditors' meetings for the election of trustees, acceptances of plans of reorganization and any other matter upon which the Junior Lender is entitled to vote. In furtherance of the foregoing, at the request of Hudson United, the
Junior Lender shall execute and deliver to Hudson United a power of attorney and such further powers and instruments as Hudson United may request to enable
Hudson United to enforce its rights under this subsection.

                 (f)  Hudson United may, at any time and from time to time, without the consent of or notice to the Junior Lender, without incurring responsibility or liability to the Junior Lender and without impairing or releasing any right or remedy of Hudson United hereunder:

                 (i)  With the written consent of Ormat Nevada, change the
       manner, place or terms of payment or change or extend the time of payment of, or renew, increase or alter the HUB Obligations, amend the HUB Credit
       Agreement or any other Loan Document in any manner or enter into or amend in any manner any other agreement relating to the HUB Obligations;

                 (ii) Exchange, release, dispose of or otherwise deal with any cash collateral or other property by whomsoever at any time pledged to secure, or howsoever securing, the HUB Obligations, in each case in accordance with the terms of the HUB Credit Agreement or with the written consent of, or at the request of, Ormat Nevada;

                 (iii) Release any Person liable in any manner for the payment or collection of any of the HUB Obligations;

                 (iv) Exercise or refrain from exercising any rights against
       Ormat Nevada or any other Person; or

                 (v)  Apply any sums by whomsoever paid or however realized to the HUB Obligations.

                 (g)  The Junior Lender waives notice of acceptance of this
Agreement.

                 (h)  The Junior Lender will cause the Credit Facility and any other instrument that evidences any Junior Obligations to bear upon its face a statement or legend to the effect that such instrument is subordinated to the
HUB Obligations in the manner and to the extent set forth in this Agreement. The
Junior Lender shall reflect on its financial statements that the Junior
Obligations are so subordinated to the Senior Obligations.

                 (i)  Subject to the payment in full of the HUB Obligations in immediately available funds, the Junior Lender shall be subrogated to Hudson
United's rights to receive payments or distributions in cash or property applicable to the HUB Obligations, and no payment or distribution made to Hudson
United by virtue of this Agreement that otherwise would have been made to the
Junior Lender shall be deemed to be a payment by Ormat Nevada on account of the
Junior Obligations, it being understood that the provisions of this Section 2 are

intended solely for the purpose of defining the relative rights of the Junior
Lender, on the one hand, and Hudson United, on the other hand.

                 (j)  The Junior Lender will not sell, assign, transfer or
otherwise dispose of all or any part of the Junior Obligations to any Person without having first obtained such Person's agreement in writing to be bound as the Junior Lender's successor by the terms of this Agreement.

                 Nothing contained in this Agreement is intended to or shall impair, as between Ormat Nevada, its creditors (other than Hudson United) and the Junior Lender, the obligation of Ormat Nevada, which is absolute and unconditional, to pay to the Junior Lender the principal of and the premium, if any, and the interest on the Junior Obligations as and when the same shall become due and payable in accordance with, and subject to, the terms of this
Agreement and the Second Junior Credit Facility, or to affect the relative rights of the Junior Lender and the creditors of Ormat Nevada (other than Hudson
United).

                 Nothing contained in this Agreement is intended to subordinate or shall be construed as subordinating, to any obligation whatsoever, including the HUB Obligations, any payment or obligation now or hereafter due and payable from Ormat Nevada to the Junior Lender, other than the Junior Obligations.

                 Hudson United hereby acknowledges that the rights of the
Junior Lender under the Second Junior Credit Facility may be subordinated in the future to the rights of other creditors of Ormat Nevada.

                 SECTION 3. TERMINATION. This Agreement shall terminate and cease to be of further effect upon (a) the termination of the Commitment, the payment in full in cash of the HUB Obligations and the termination or expiration or (at Ormat Nevada's request or if required by the HUB Credit Agreement) cash collateralization in full of all Letters of Credit or (b) Ormat Nevada's certification to Hudson United that subordination of the Junior Obligations hereunder is no longer required for compliance by Ormat Nevada with Sections 7.1 and 7.2 of the HUB Credit Agreement and requesting termination of this
Agreement, the delivery to the Junior Lender of Hudson United's written consent
(which shall not be unreasonably withheld or delayed) to the termination of this
Agreement.

                 SECTION 4. BENEFIT OF AGREEMENT. Nothing in this Agreement, expressed or implied, shall give or be construed to give to any Person including, without limitation, Ormat Nevada (but excluding the Junior Lender and
Hudson United) any legal or equitable right, remedy or claim under this
Agreement, or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of Hudson United or the
Junior Lender, as applicable.

                 SECTION 5. NOTICES. Except as otherwise provided herein, all notices and other communications hereunder shall be in writing and sent by certified or registered mail, return receipt requested, by overnight delivery service, with all charges prepaid, or by telecopier followed by a hard copy sent by regular mail, if to Hudson United, then to Hudson United Bank,

87 Post Road East, Westport, Connecticut 06880, Telecopy: (203) 328 9339,
Attention: Mr. Jerome P. Peters, Jr., Senior Vice President, with a copy to
Luskin, Stern & Eisler LLP, 330 Madison Avenue, New York, New York 10017,
Telecopy: (212) 293 2705, Attention: Nathan M. Eisler, Esq., and if to the
Junior Lender or Ormat Nevada, then to c/o Ormat Technologies, Inc., 980 Greg
Street, Sparks, Nevada 89431, Telecopy: (775) 356-9039, Attention: President,
or, in each case, to such other address as a party may specify to the other parties in the manner required hereunder. All such notices and correspondence shall be deemed given (i) if sent by certified or registered mail, three
Business Days after being postmarked, (ii) if sent by overnight delivery service, when received at the above stated addresses or when delivery is refused and (iii) if sent by telecopier transmission, when such transmission is confirmed.

                 SECTION 6. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement, or consent to any departure by the Junior
Lender or Ormat Nevada therefrom, shall in any event be effective unless the same shall be in writing and signed by the party to be charged thereby.

                 SECTION 7. DELAYS; PARTIAL EXERCISE OF REMEDIES. No delay or omission of Hudson United to exercise any right or remedy hereunder shall impair any such right or operate as a waiver thereof. No single or partial exercise by
Hudson United of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

                 SECTION 8. COUNTERPARTS; TELECOPIED SIGNATURES. This Agreement
and any waiver or amendment hereto may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Agreement may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

                 SECTION 9. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                 SECTION 10. ENTIRE AGREEMENT; SUCCESSORS AND ASSIGNS; CONFLICT.
This Agreement constitutes the entire agreement among the parties in respect of the subject matter hereof, supersedes any prior written and verbal agreements among them in respect of the subject matter hereof and shall bind and benefit the parties (including, without limitation, Hudson United) and their respective successors and permitted assigns. In the event of any express conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the HUB Credit Agreement or the Loan Documents or the Second
Junior Credit Facility, the provisions of this Agreement shall control. This
Agreement shall constitute a Loan Document.

                 SECTION 11. SPECIFIC PERFORMANCE. HUDSON UNITED IS HEREBY
AUTHORIZED TO DEMAND SPECIFIC PERFORMANCE OF THIS AGREEMENT AT ANY TIME WHEN THE
JUNIOR LENDER SHALL HAVE FAILED TO

COMPLY WITH ANY OF THE PROVISIONS OF THIS AGREEMENT APPLICABLE TO IT. THE JUNIOR
LENDER HEREBY IRREVOCABLY WAIVES ANY DEFENSE BASED ON THE ADEQUACY OF A REMEDY
AT LAW THAT MIGHT BE ASSERTED AS A BAR TO SUCH REMEDY OF SPECIFIC PERFORMANCE.

                 SECTION 12. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND
ENFORCEMENT OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION
WITH THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR EQUITY OR OTHERWISE,
SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW
PROVISIONS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)
AND DECISIONS OF THE STATE OF NEW YORK.

                 SECTION 13. SUBMISSION TO JURISDICTION. ALL DISPUTES BETWEEN
THE JUNIOR LENDER AND HUDSON UNITED ARISING OUT OF OR IN CONNECTION WITH THIS
AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR EQUITY OR OTHERWISE, SHALL BE
RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK, AND THE
COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT HUDSON
UNITED SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO
PROCEED AGAINST THE JUNIOR LENDER IN ANY LOCATION REASONABLY SELECTED BY HUDSON
UNITED IN GOOD FAITH TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF
HUDSON UNITED. THE JUNIOR LENDER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE
LOCATION OF THE COURT IN WHICH HUDSON UNITED HAS COMMENCED A PROCEEDING
CONSISTENT WITH THIS SECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO
THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

                 SECTION 14. JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY
WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO A TRIAL BY JURY IN
ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO
(I) THIS AGREEMENT OR (II) ANY CONDUCT, ACTS OR OMISSIONS OF THE JUNIOR LENDER,
ORMAT NEVADA, HUDSON UNITED OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS,
EMPLOYEES, AGENTS, ATTORNEYS OR OTHER AFFILIATES, IN EACH CASE WHETHER SOUNDING
IN CONTRACT, TORT OR EQUITY OR OTHERWISE.

                  IN WITNESS WHEREOF, each of the undersigned has caused this
Agreement to be executed by its proper and duly authorized officer as of the date first set forth above.

                                          ORMAT TECHNOLOGIES, INC.

                                          By: /s/ Connie Stechman
                                             -----------------------------------
                                                Connie Stechman
                                              Authorized Representative

                                          HUDSON UNITED BANK

                                          By: /s/ Jerome Peters
                                             -----------------------------------
                                              Jerome P. Peters, Jr.
                                              Senior Vice President

                                 ACKNOWLEDGEMENT

                  Ormat Nevada Inc. hereby acknowledges the provisions of the foregoing Subordination Agreement and agrees to abide by the terms thereof.

                                             ORMAT NEVADA INC.

                                             By: /s/ Connie Stechman
                                                ---------------------------------
                                                   Connie Stechman
                                                  Authorized Representative